UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 13, 2013

Date of Report (Date of earliest event reported)

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 36th Avenue West Everett, Washington www.intermec.com	98203-1264
(Address of principal executive offices and internet site)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 13, 2013, with agreement by Intermec, Inc. (“Intermec”), Honeywell International Inc. (“Honeywell”) withdrew the notification to the European Commission (“EC”) of its proposed acquisition of Intermec. Honeywell intends to re-submit its notification to the EC in relation to this transaction shortly. The provisional date for a decision from the EC will be 25 working days following the submission of the revised notification.

Intermec intends to continue to work cooperatively with Honeywell and the EC in connection with the EC’s review. Completion of the transaction remains subject to Intermec stockholder approval, regulatory approvals (including the expiration or termination of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and EC approval), and other customary closing conditions.

Intermec continues to expect that the transaction will close by the end of the second quarter of 2013.

Important Additional Information about the Merger Transaction

Intermec filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with the proposed merger transaction with Honeywell on February 14, 2013. This current report is not a substitute for the definitive proxy statement (including any supplements or amendments thereto) and other documents related to the merger transaction. The definitive proxy statement and any other documents that may be filed with the SEC related to the merger transaction or incorporated by reference into the definitive proxy statement contain important information about Intermec, Honeywell, the merger transaction and related matters. Investors and security holders are urged to carefully read the definitive proxy statement and any other documents that may be filed with the SEC related to the merger transaction or incorporated by reference into the definitive proxy statement. Investors and security holders will be able to obtain free copies of those documents filed with the SEC by Intermec through the website maintained by the SEC at www.sec.gov or by contacting Intermec at (425) 348 - 2600. In addition, investors and security holders are able to obtain free copies of the documents filed with the SEC at the investor relations tab of Intermec’s website, www.intermec.com, which website is not incorporated herein by reference.

Intermec and its directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from its investors and security holders in connection with the merger transaction. Certain information regarding these persons and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and may be contained in other relevant materials to be filed with the SEC regarding the merger transaction when they become available. Additional information regarding Intermec’s executive officers and directors is included in Intermec’s definitive proxy statement for 2012, which was filed with the SEC on April 12, 2012, and other relevant documents filed with the SEC. You can obtain free copies of these documents from Intermec or the SEC using the contact information above.

Forward-Looking Statements

Statements made in this press release and related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. The forward-looking statements contained herein include, without limitation, statements regarding: the potential acquisition of Intermec by Honeywell; the holding of the related stockholders meeting; the submission of a revised notification by Honeywell to the European Commission; the receipt of regulatory approval for the potential merger transaction; and the anticipated timing of the closing of the potential merger transaction, if at all. When used in this document and in documents it refers to, the words “anticipate,” “believe,” “will,” “intend,” “project” and “expect” and similar expressions as they relate to us or our management are intended to identify such forward-looking statements. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change.

Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. These risk factors include, but are not limited to, risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which are available, among other places, at the investor relations tab of Intermec’s website, at www.intermec.com (which website is not incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

	By:	/s/ YUKIO MORIKUBO
Date: March 15, 2013	Name:	Yukio Morikubo
	Title:	Senior Vice President, General Counsel and Corporate Secretary